UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                        Date of Report: October 29, 2003

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-21577               84-1100630
(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)
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                                TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition                      Page
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Item 12. Results of Operations and Financial Condition.

The Registrant issued the press release regarding the results of operations and financial condition for the period ended September 27, 2003, attached as Exhibit
99.1 to this Current Report on Form 8-K, on October 29, 2003.

Exhibits
--------

Exhibit 99.1        Press Release of the Registrant Dated October 29, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of October 2003.


                                            Wild Oats Markets, Inc.

                                            By  /s/ Freya R. Brier
                                                    Executive Officer